Exhibit 32.2
Section 1350 Certifications
STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned is the Chief Financial Officer of GLOBAL CLEAN ENERGY, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Amendment No. 2 to Annual Report on Form 10-KSB/A of GLOBAL CLEAN ENERGY, Inc. for the year ended December 31, 2007 (the “10-KSB Report”).
The undersigned certifies that the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of GLOBAL CLEAN ENERGY, Inc. as of December 31, 2007.
This Certification is executed as of February 11, 2009.

/s/ Kenneth S. Adessky
Kenneth S. Adessky
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to us and will be retained by GLOBAL CLEAN ENERGY, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.